                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K


                                CURRENT REPORT

                    Pursuant to Section 13 Or 15(d) of the
                        Securities Exchange Act of 1934



     Date of Report (date of earliest event reported):  December 30, 1998



                           HOST MARRIOTT CORPORATION
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            (Exact name of registrant as specified in its charter)



          Maryland                     001-14625                    53-0085950
----------------------------          ------------                --------------
(State or Other Jurisdiction          (Commission                 (IRS Employer
of Incorporation)                     File Number)                Identification
                                                                      Number)


10400 Fernwood Road, Bethesda, Maryland                            20817-1109
---------------------------------------                            ----------
(Address of Principal Executive Offices)                           (Zip Code)



    The Registrant's telephone number, including area code:  (301) 380-9000
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                   INFORMATION TO BE INCLUDED IN THE REPORT


Item 5:  Other Events
---------------------

          On December 30, 1998, Host Marriott Corporation, a Maryland corporation, announced that it completed the final steps in its conversion to a real estate investment trust ("REIT") and that it is now positioned to elect REIT status effective January 1, 1999.

          Host Marriott has consolidated the ownership of all of its assets into Host Marriott, L.P., a Delaware limited partnership (the "Operating Partnership"), and its subsidiaries, through which Host Marriott will conduct its business in the future. Host Marriott is the sole general partner of the Operating Partnership. Host Marriott and various other parties own Operating Partnership units ("OP Units") which represent limited partnership positions that are exchangeable at various times in the future for shares of Host Marriott Common Stock on a one-for-one basis or their cash equivalent, at Host Marriott's election.

          In addition, on December 30, 1998, Host Marriott acquired ownership of, or controlling interests in, twelve upscale and luxury full-service hotels and certain other assets from the Blackstone Group and a series of funds controlled by Blackstone Real Estate Partners. In exchange for these hotel properties and other assets, which have an estimated transaction value of approximately $1.5 billion, the Operating Partnership issued approximately 44 million OP Units, assumed debt and made cash payments totaling approximately $900 million and transferred 1.4 million shares of Crestline Capital Corporation (NYSE:CLJ), a former subsidiary of Host Marriott engaged in the hotel leasing, senior living and asset management businesses. Host Marriott expects to issue the Blackstone entities approximately 3.7 million additional OP Units in April 1999 to compensate Blackstone for the Crestline distribution, although the exact number of OP Units cannot yet be determined. The Blackstone portfolio includes the Ritz-Carlton, Amelia Island, the Ritz-Carlton, Boston, the Hyatt Regency Burlingame at San Francisco Airport, the Hyatt Regency Cambridge, the Hyatt Regency Reston, Virginia, the Grand Hyatt Atlanta, the Four Seasons Philadelphia, the Four Seasons Atlanta, the Drake (Swissotel), New York, the Swissotel Chicago, the Swissotel Boston and the Swissotel Atlanta. As part of the transaction, the Operating Partnership also acquired certain other assets, including the first mortgage loan on the Four Seasons Beverly Hills. A 25% interest in the Swissotel U.S. management company also was acquired and immediately sold to Crestline.

          Host Marriott also announced that the Operating Partnership acquired eleven affiliated limited partnerships (or controlling interests therein), including the acquisition of eight public limited partnerships, that own 26 full-service Marriott hotels. These partnerships were acquired in exchange for OP Units, representing new equity of approximately $340 million. The exact number of OP Units to be issued to former limited partners in the eight public partnerships will not be determined until January 29, 1999 when the pricing period ends and the former limited partners have elected, no

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later than January 22, 1999, whether to retain their OP Units or exchange them for Host Marriott stock or Operating Partnership notes. The price per OP Unit will be between $9.50 and $15.50. The eight public partnerships and their final valuations are as follows:

                                                             Final                   Note
Partnership                                             Exchange Value           Election Amount
-----------                                             --------------           ---------------
                                                              (per Partnership Unit)
Atlanta Marriott Marquis II                                   $45,425                 $36,340
   Limited Partnership
   (Atlanta Marriott Marquis Hotel)

Desert Springs Marriott                                        40,880                  32,704
   Limited Partnership
   (Marriott's Desert Springs Resort and
   Spa)

Hanover Marriott Limited Partnership                          123,202                  98,562
   (Hanover Marriott Hotel)

Marriott Diversified American                                 109,472                  98,599
   Hotels, L.P.
   (Dayton Marriott Hotel, Fairview
   Park Marriott Hotel, Fullerton
   Marriott Hotel, Livonia Marriott
   Hotel, Marriott Hotel at Research
   Triangle Park and Southfield
   Marriott Hotel)

Marriott Hotel Properties Limited                             164,899                 142,370
   Partnership
   (Marriott's Orlando World Center and
    a controlling interest in Marriott's
    Harbor Beach Resort)

Marriott Hotel Properties II                                  237,334                  205,140
   Limited Partnership
   (Marriott Rivercenter Hotel, New
   Orleans Marriott Hotel, San Ramon
   Marriott Suite Hotel and a controlling
   interest in the Santa Clara
   Marriott Hotel)

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

Mutual Benefit Chicago Marriott Suite                        33,256                   31,272
   Hotel Partners, L.P.
   (Marriott Suites O'Hare)

Potomac Hotel Limited Partnership                             5,040                    4,032
   (Albuquerque Marriott Hotel,
   Greensboro-High Point Marriott
   Hotel, Houston Marriott Medical
   Center Hotel, Marriott Mountain
   Shadows Resort, Miami Biscayne Bay
   Hotel, Raleigh Marriott Hotel, Seattle
   Sea-Tac Airport, Marriott Hotel and
   Tampa Westshore Marriott Hotel)


          The Company also announced that it completed acquisitions and restructurings of other partnerships (or controlling interests therein) to enable Host Marriott to complete all of the significant transactions comprising the REIT conversion.

          These acquisition transactions follow the recent completion of several other steps in connection with Host Marriott's efforts to complete its REIT conversion by year end. On December 18th, Host Marriott's Board of Directors declared a special dividend, payable on or about January 27, 1999, in either $1.00 of cash or .087 share of Host Marriott stock per share of Host Marriott stock owned, at the election of each Host Marriott stockholder of record on December 28, 1998. Based on the cash amount, the implied value of the Host REIT stock in the special dividend is $11.50 per share. Election forms are being mailed to stockholders by year end. On December 29, 1998, Host Marriott completed its reincorporation from Delaware to Maryland through its merger into a wholly owned subsidiary which changed its name to Host Marriott Corporation.

          Host Marriott also completed the previously announced spinoff of Crestline Capital Corporation (NYSE:CLJ), a former subsidiary. Each Host Marriott stockholder of record on December 28, 1998 received one Crestline share for every ten shares of Host Marriott stock owned. Crestline owns one of the premier portfolios of senior living assets and will lease virtually all of Host Marriott's hotels. The special dividend and the Crestline distribution are taxable dividends.

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          Certain factors that should be considered in deciding whether to invest in securities of Host Marriott Corporation are set forth under the caption "Risk Factors" attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7:  Financial Statements, Pro Forma Financial Information and
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Exhibits
--------

     (a)  FINANCIAL STATEMENTS

          Not applicable.

     (b)  PRO FORMA FINANCIAL INFORMATION

          Not applicable.

     (c)  EXHIBITS

          Exhibit No.        Description
          -----------        -----------

                4.1 First Supplemental Indenture, dated December 29, 1998, to Indenture, dated December 2, 1996 by and among Host Marriott Corporation, a Delaware corporation, HMC Merger Corporation, the Operating Partnership and IBJ Schroder Bank & Trust Company.

                4.2 Amendment No. 1 to Guarantee Agreement, dated December 29, 1998, to Guarantee Agreement relating to the Convertible Preferred Securities of a subsidiary of the Company, dated December 2, 1996 by and between Host Marriott Corporation, a Delaware corporation, HMC Merger Corporation and IBJ Schroder Bank & Trust Company.

               99.1 "Risk Factors" relating to an investment in securities of Host Marriott Corporation.


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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  December 31, 1998            HOST MARRIOTT CORPORATION



                                    By:  /s/ Donald D. Olinger
                                         ---------------------
                                         Name:   Donald D. Olinger
                                         Title:  Senior Vice President
                                                 and Corporate Controller

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